Exhibit 32(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of New River Pharmaceuticals Inc. (the “Company”) for the period ending April 2, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Krish S. Krishnan, Chief Operating Officer, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Krish S. Krishnan
Krish S. Krishnan
Chief Operating Officer,
Chief Financial Officer and Secretary
(Principal financial and accounting officer)
May 12, 2006